HSBC MUTUAL FUNDS TRUST
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[LOGO OMITTED]

ANNUAL REPORT
December 31, 1997

Managed by:
HSBC ASSET MANAGEMENT AMERICAS INC.

Sponsored and distributed by:
BISYS FUND SERVICES

HSBC MUTUAL FUNDS TRUST
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
[LOGO OMITTED]
--------------------------------------------------------------------------------

January 15, 1998

Dear Shareholder:

The HSBC International Equity Fund returned -2.06% for the 12 months ended December 31, 1997. The year 1997 was characterized by de-synchronized market returns between Europe and Asia. While Europe enjoyed the benefit of productivity gains, moderate growth, and a low inflation environment, Asia was rocked by both a currency crisis and substantial equity market selling, especially in the second half of the year. What began in Asia as a currency devaluation in Thailand led to weakness throughout the ASEAN (Association of Southeast Asia Nations) and eventually to the rest of Asia as a whole. Interest rates rose throughout the region in defense of the local currencies. Further, as the local economies weakened, the prospects for future earnings growth also weakened. As a result, stocks in Asia sold off sharply in the second half of 1997. To illustrate the differences in regional market performance, the Morgan Stanley Capital International (MSCI) Pacific Basin Index declined 30.75% in 1997. Over the same 12 month period, the MSCI Europe Index returned a positive 24.19%.

The portfolio's country allocation favored Europe at the expense of Asia. In fact, exposure to Asia (excluding Japan) was eliminated early in the 4th quarter. The portfolio will remain overweight Europe at the expense of Asia over the near term. What follows is more detail on our views of the regional markets and economies.

EXECUTIVE SUMMARY
-----------------

We expect financial and economic turbulence in Asia to result in a deceleration of 0.5% to 1% in real economic growth in the OECD (Organization for Economic Co-operation & Development) countries as a whole. However, regional differences in growth rates will persist as various economies move through different stages of the economic cycle. For example, in the US, real GDP growth is expected to slow from the current rate of over 3% to around 2.5% per annum. In the UK, a strong currency and rising interest rates coupled with the Asian crisis are expected to cause a sharp slowdown in economic growth. In Continental Europe, we expect the economic recovery to gather momentum, and real GDP growth to potentially exceed trend levels. In Japan, we anticipate that the economy will continue to struggle with growth averaging below 1% for 1998. Finally, in Asia, the collapse in exchange rates and financial and real asset values is likely to lead to a sharp contraction in domestic demand.

On the inflation front, we expect price pressures at the producer and consumer level to remain subdued, as considerable spare capacity still exists around the world. Consequently, we expect global interest rate environment to remain generally stable.

In a global context, we consider the equity markets in the UK, Continental Europe, and Australia to offer the best relative value, the US and Japan to carry a neutral valuation, and Asia to be relatively unattractive at current market levels.

UNITED KINGDOM
--------------

The UK economy will be the odd man out in Europe in 1998 if our expectation for a sharp slowdown in economic growth proves correct. With the economy expected to grow at 3.5% in 1997, our expectation for 2% growth in the whole of 1998 might appear quite aggressive, but domestic and external conditions are deteriorating rapidly. Interest rates have risen by 1.5%, the PSBR (Public Sector Borrowing Requirement) is undershooting earlier estimates and the exchange rate has strengthened considerably. Exports have been quite resilient to date but look vulnerable from here particularly given the sharp slowdown we expect in Asia. The inflation outturn has been slightly worse than expected and is likely to end 1997 above the Bank of England target. We are clearly now close to the top of the interest rate cycle and our central expectation is for just one more rise.

We have again downgraded our earnings expectations and we remain below consensus
- the risk to our own forecast we believe remains on the downside. The valuation of the market remains in neutral territory and at 1% over core European yields, Gilts could prove to be quite supportive. High levels of institutional liquidity, accelerating M&A activity and share buybacks all underpin the market at current levels.

CONTINENTAL EUROPE
------------------

There is a high probability that 1998 will be the first time this decade that growth in Europe will be both above trend and stronger than growth in the US. The recovery in European economies to date has been largely export driven, but the impetus from exports is likely to slow somewhat next year because of softer demand in the US, UK and Asia. Domestic demand will be the key to stronger European economies, and the European consumer is beginning to show signs of life. Unemployment is now falling everywhere except East Germany, the fiscal retrenchment is close to an end, monetary policy remains quite loose and consumer confidence is rising sharply. Inflationary pressures are not evident and EMU inflation will probably average around 2% in '98. The convergence of short term interest rates dictated by EMU will probably be at about 4% which implies tighter policy in Germany and France but a loosening in Spain, Portugal, Ireland and Italy, which overall represents a fairly benign interest rate environment. Earnings, however, remain the key to driving European equity markets higher. In this regard, stronger domestic demand, competitive exchange rates and accelerating restructuring provide a very positive backdrop. The key risk to earnings is a significantly weaker US$ which is not our central expectation.

A constant flow of positive earnings forecast revisions together with markets trading a little off their peaks leave valuations looking a little less rich. 12 month forward PE's are generally in the 17-18 range having been close to 20 three months ago. While not particularly cheap, European equity markets still appear to offer reasonable relative value given our expectation of much slower profits growth in the US, UK and Asia.

JAPAN
-----

The Japanese capital markets have been focused in two areas over recent months; continued distress in the financial system, and the weakening outlook for the economy.

Bankruptcies in the banking and broking sectors in Japan have again called into question the lack of transparency in Japan's financial sector, and the gradualist approach the government and regulators have chosen to take to the debt overhang from Japan's "bubble economy". These concerns have been exacerbated by the growing financial distress in Asia, which heightens the need for Japan to take a more pro-active approach on this issue. While the Bank of Japan has clearly become more aggressive in terms of both the supply and price of money, public funds are clearly urgently required to accelerate the process of writing off bad loans and re-capitalizing the banking sector. Plans on this front are expected at the time of writing. While we expect the use of public funds, we suspect that the approach will be to retain a degree of caution in the management of this problem, rather than a more (market attractive) degree of radicalism.

The real economy has struggled against the background of premature tightening of fiscal policy in April, and financial sector worries with obvious implications for consumer confidence. The "net" result has been growth of around zero. We expect this situation to continue with a slight autonomous pick up in 1998 as the effects of fiscal tightening drop out of the year on year comparisons. While a more aggressive fiscal easing is, in fact required to generate more meaningful growth within the economy, the present position of policymakers suggests this is unlikely.

A "muddle through" scenario is expected with Japan doing sufficient to avoid further major distress within either the financial or real economy, but not enough to "break out" to a more optimistic scenario. The equity market is cheap, but is likely to remain so until the structural issues are addressed. We believe however that there are significant stock specific opportunities.

ASIA
----

The difficulties of Asia have been well documented in recent months. Stockmarkets in some cases have fallen by over 70% in U.S. dollar terms. The IMF has most recently been called into Korea and is now "operating" in much of the region. The difficulties from trade deficits, overinvestment, and massive U.S. dollar borrowings with insufficient regard to foreign exchange risks has led to a collapse in exchange rates across much of the region, with obvious implications for interest rates, and equity valuations, as well as distressed borrowers.

The critical issue remains the implementation of IMF agreed terms, and whether the political will exists to take the necessarily tough medicine. Investor scepticism on this front is justifiably high, as is doubt on whether the existing scale of the IMF packages is adequate. While macro economic risks remain prevalent throughout the region from a "bottom up" perspective, Hong Kong, China, Taiwan and Singapore appear sound with an absence of excessive balance sheet leverage.

We expect to see a turnaround in trade accounts in 1998 but mostly as a result of sharply contracting domestic demand. This will over time improve domestic liquidity and the interest rate environment. Balance sheet adjustment will be painful, but necessary, as is a pragmatic and transparent approach by policymakers. We remain cautious regarding prospects for the region over the next six months, but much of the known negatives have already been priced in.

We continue to manage the investments of the HSBC International Equity Fund with the objective of delivering solid returns to our shareholders. We thank you for choosing the HSBC International Equity Fund to help you meet your investment needs.



Sincerely,

/S/ SIGNATURE
James B. McHugh
Director, Client Investment Services

The views expressed in this letter reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  INTERNATIONAL EQUITY FUND VS. MSCI-EAFE INDEX
-----------------------------------------------------------------------
TOTAL RETURN -- SERVICE CLASS SHARES        INSTITUTIONAL CLASS SHARES
-----------------------------------------------------------------------
                          INCEPTION                       INCEPTION
                  1 YEAR  (4/25/94)                1 YEAR  (3/1/95)
-----------------------------------------------------------------------
OFFERING PRICE(1) -6.97%   -0.42%                    N/A     N/A
NAV(2)            -2.06%    1.07%                  -2.15%   5.94%
-----------------------------------------------------------------------
               [LINE GRAPH OMITTED]
         FUND(1)    MSCI-EAFE     FUND(2)
4/94     9,476       10,000       10,000
6/94     9,544       10,088       10,050
12/94    9,069        9,991        9,550
6/95     8,946       10,250        9,420
12/95    9,478       11,111        9,970
6/96     9,893       11,605       10,417
12/96   10,083       11,775       10,617
6/97    11,015       13,104       11,599
12/97    9,845       11,999       10,399

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. WITHOUT CERTAIN FEE WAIVERS, RETURN WOULD HAVE BEEN LOWER. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

(1) INCLUDES THE MAXIMUM SALES CHARGE OF 5.00%
(2) EXCLUDES THE MAXIMUM SALES CHARGE OF 5.00%

THE ABOVE ILLUSTRATION COMPARES A $10,000 INVESTMENT IN THE SERVICE CLASS SHARES OF THE INTERNATIONAL EQUITY FUND ON APRIL 25, 1994 (DATE OF INCEPTION) TO A $10,000 INVESTMENT IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PLEASE REFER TO THE BOX ABOVE FOR RETURNS ON INSTITUTIONAL CLASS SHARES, WHICH HAVE BEEN OFFERED SINCE MARCH 1, 1995.

THE FUND'S PERFORMANCE TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF OVER 900 SECURITIES LISTED ON THE STOCK
EXCHANGES OF THE  FOLLOWING  COUNTRIES IN EUROPE,  AUSTRALIA,  AND THE FAR EAST:
AUSTRALIA, AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, HONG KONG, IRELAND, ITALY, JAPAN, MALAYSIA, NETHERLANDS, NEW ZEALAND. THIS INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF OVERALL STOCK MARKET PERFORMANCE, AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

INTERNATIONAL INVESTING INVOLVES INCREASED RISKS AND VOLATILITY.

BOARD OF TRUSTEES

JOHN P. PFANN*          Chairman and President, JPP Equities, Inc.

WOLFE J. FRANKL*        Former Director, North America, Berlin Economic
                          Development Corporation

HARALD PAUMGARTEN       President, Paumgarten and Company

ROBERT A. ROBINSON*     Trustee, Henrietta and B. Frederick H. Bugher Foundation

*Member of the Audit and Nominating Committees

--------------------------------------------------------------------------------

OFFICERS

WALTER B. GRIMM          PRESIDENT

ERIC F. ALMQUIST         SENIOR VICE PRESIDENT

KAREN DOYLE              VICE PRESIDENT

CHARLES L. BOOTH         VICE PRESIDENT

THOMAS LINE              TREASURER

STEVEN R. HOWARD         SECRETARY

ALAINA V. METZ           ASSISTANT SECRETARY

ROBERT L. TUCH           ASSISTANT SECRETARY

SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997

                            INTERNATIONAL EQUITY FUND

         COUNTRY/                                                                                 VALUE     PERCENT OF
         INDUSTRY               SHARES                         SECURITY                         (NOTE 2)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------

EQUITIES
AUSTRALIA
---------
   BANKING                       77,647   Australia & New Zealand Banking Group Ltd. .........  $  513,005    0.8%
                                                                                                ----------   -----
   DIVERSIFIED                   76,183   Broken Hill Proprietary Co. Ltd. ...................     707,346
                                131,187   Southcorp Ltd. .....................................     434,223
                                                                                                ----------   -----
                                                                                                 1,141,569    1.7
                                                                                                ----------   -----
   ENTERTAINMENT                786,700   Crown Ltd.(b) ......................................     348,559
                                286,072   Crown Ltd. Rights(b) ...............................      24,231
                                                                                                ----------   -----
                                                                                                   372,790    0.5
                                                                                                ----------   -----
   METALS & MINING               60,717   North Ltd. .........................................     159,906    0.2
                                                                                                ----------   -----
   RETAIL                        39,800   Coles Myer Ltd. ....................................     191,121    0.3
                                                                                                ----------   -----
                                          TOTAL AUSTRALIA ....................................   2,378,391    3.5
                                                                                                ----------   -----
                                             (COST - $3,036,218)
DENMARK
-------
   BANKING                        7,404   Unidanmark A/S, Class A ............................     543,902    0.8
                                                                                                ----------   -----
                                          TOTAL DENMARK ......................................     543,902    0.8
                                                                                                ----------   -----
                                             (COST - $533,125)
FINLAND
-------
   TELECOMMUNICATIONS             7,814   Nokia AB, Class A ..................................     555,326    0.8
                                                                                                ----------   -----
                                          TOTAL FINLAND ......................................     555,326    0.8
                                                                                                ----------   -----
                                             (COST - $509,215)
FRANCE
------
   BANKING                        9,862   Credit Commercial de France ........................     676,225    1.0
                                                                                                ----------   -----
   CHEMICALS                     11,516   Rhone-Poulenc SA, Class A ..........................     516,088
                                 12,000   Rhone-Poulenc SA, Warrants(b) ......................      41,291
                                                                                                ----------   -----
                                                                                                   557,379    0.9
                                                                                                ----------   -----
   COMPUTER SOFTWARE              8,446   Cap Gemini SA ......................................     692,852    1.0
                                                                                                ----------   -----
   ELECTRONICS                    6,047   SGS Thomson Microelectronics N.V.(b) ...............     374,428    0.6
                                                                                                ----------   -----
   FINANCIAL SERVICES             3,550   Compagnie Bancaire SA ..............................     575,354    0.8
                                                                                                ----------   -----
   HEALTH & PERSONAL CARE         5,475   ELF Sanofi SA ......................................     609,763    0.9
                                                                                                ----------   -----
   INDUSTRIAL GOODS
     & SERVICES                   3,713   Compagnie de Saint Gobain ..........................     527,707    0.8
                                                                                                ----------   -----

                            INTERNATIONAL EQUITY FUND

         COUNTRY/                                                                                 VALUE    PERCENT OF
         INDUSTRY               SHARES                         SECURITY                         (NOTE 2)   NET ASSETS
---------------------------------------------------------------------------------------------------------------------

EQUITIES (continued)
FRANCE (continued)
------
   INSURANCE                      7,964   Axa-UAP ..........................................   $   616,509    0.9%
                                                                                                ----------   -----
   OIL CO.-INTEGRATED             6,322   Total SA, Class B ................................       688,332    1.0
                                                                                                ----------   -----
   RETAIL                         1,011   Pinault-Printemps-Redoute SA .....................       539,627    0.8
                                                                                                ----------   -----
                                          TOTAL FRANCE .....................................     5,858,176    8.7
                                                                                                ----------   -----
                                             (COST - $4,748,022)
GERMANY
-------
   APPAREL-FOOTWEAR               4,256   Adidas AG ........................................       563,350    0.8
                                                                                                ----------   -----
   AUTOMOBILES                      735   Bayerische Motoren Werke AG ......................       549,806
                                    939   Volkswagen AG ....................................       524,846
                                                                                                ----------   -----
                                                                                                 1,074,652    1.6
                                                                                                ----------   -----
    BANKING                       8,716   Bayerische Vereinsbank AG ........................       562,309
                                 19,679   Commerzbank AG ...................................       766,128
                                                                                                ----------   -----
                                                                                                 1,328,437    2.0
                                                                                                ----------   -----
    CHEMICALS                    14,722   BASF AG ..........................................      525,656
                                 12,834   Bayer AG .........................................      476,446
                                  3,631   SGL Carbon AG ....................................      464,466
                                                                                                ----------   -----
                                                                                                1,466,568     2.2
                                                                                                ----------   -----
   COMPUTER SOFTWARE              1,909   SAP AG, Vorzug (Preferred) .......................      620,251     0.9
                                                                                                ----------   -----
   INDUSTRIAL GOODS
     & SERVICES                   1,580   Mannesmann AG ....................................       793,496
                                  2,057   Thyssen AG .......................................       439,304
                                                                                                ----------   -----
                                                                                                 1,232,800    1.8
                                                                                                ----------   -----
   INSURANCE                      4,000   Allianz AG .......................................     1,032,233    1.5
                                                                                                ----------   -----
   OIL CO.-INTEGRATED             9,823   RWE AG ...........................................       527,195    0.8
                                                                                                ----------   -----
                                          TOTAL GERMANY ....................................     7,845,486   11.6
                                                                                                ----------   -----
                                             (COST - $6,934,141)

                            INTERNATIONAL EQUITY FUND

         COUNTRY/                                                                                 VALUE  PERCENT OF
         INDUSTRY               SHARES                         SECURITY                         (NOTE 2) NET ASSETS
-------------------------------------------------------------------------------------------------------------------

EQUITIES (continued)
IRELAND
-------
   BANKING                       47,755   Bank of Ireland ...................................   $  736,481    1.1%
                                                                                                ----------   -----
   PAPER &
     RELATED PRODUCTS           102,000   Jefferson Smurfit Group PLC .......................      287,860    0.4
                                                                                                ----------   -----
                                          TOTAL IRELAND .....................................    1,024,341    1.5
                                                                                                ----------   -----
                                             (COST - $789,989)
ITALY
-----
   BANKING                       78,769   Istituto Bancario San Paolo di Torino .............      752,941    1.1
                                                                                                ----------   -----
   INSURANCE                     35,211   Assicurazioni Generali SpA ........................      865,340    1.3
                                                                                                ----------   -----
   OIL & GAS EXPLORATION,
     PRODUCTION & SERVICES       79,897   Ente Nozionale Idrocarburi SpA ....................      453,263    0.7
                                                                                                ----------   -----
   TELECOMMUNICATIONS            90,437   Telecom Italia SpA ................................      578,020
                                123,237   Telecom Italia Mobile SpA .........................      569,136
                                                                                                ----------   -----
                                                                                                 1,147,156    1.7
                                                                                                ----------   -----
                                          TOTAL ITALY .......................................    3,218,700    4.8
                                                                                                ----------   -----
                                             (COST - $2,725,333)
JAPAN
-----
   BANKING                       22,000   Bank of Tokyo - Mitsubishi Ltd. ...................      304,566
                                 23,000   Sanwa Bank Ltd. ...................................      233,501
                                 26,000   Sumitomo Bank Ltd. ................................      297,952
                                 37,000   Sumitomo Trust & Banking Corp. ....................      192,938
                                                                                                ----------   -----
                                                                                                 1,028,957    1.5
                                                                                                ----------   -----
   BROKERAGE SERVICES            25,000   Nomura Securities Co. Ltd. ........................      334,561    0.5
                                                                                                ----------   -----
   BUILDING MATERIALS            78,000   Juken Sangyo Co. Ltd. .............................      203,367    0.3
                                                                                                ----------   -----
   CHEMICALS                    116,000   Asahi Chemical Industry Co. Ltd. ..................      394,336    0.6
                                                                                                ----------   -----
   COMMERCIAL SERVICES           39,000   Yamato Transport Co. Ltd. .........................      524,915    0.8
                                                                                                ----------   -----
   CONSTRUCTION                  53,000   Obayashi Corp. ....................................      180,986    0.3
                                                                                                ----------   -----

8

                            INTERNATIONAL EQUITY FUND

         COUNTRY/                                                                                 VALUE  PERCENT OF
         INDUSTRY               SHARES                         SECURITY                         (NOTE 2) NET ASSETS
-------------------------------------------------------------------------------------------------------------------

EQUITIES (continued)
JAPAN (continued)
-----
   ELECTRICAL & ELECTRONICS      64,000   Hitachi Ltd. .....................................    $  457,772
                                 16,000   Murata Manufacturing Co. Ltd. ....................       403,627
                                  5,000   Rohm Co. Ltd. ....................................       511,456
                                  6,000   Sony Corp. .......................................       535,298
                                                                                                ----------   -----
                                                                                                 1,908,153    2.8%
                                                                                                ----------   -----
   FINANCIAL SERVICES             5,000   Credit Saison Co. Ltd. ...........................       123,826    0.2
                                                                                                ----------   -----
   FOOD & HOUSEHOLD
     PRODUCTS                    45,000   Kao Corp. ........................................       650,664    1.0
                                                                                                ----------   -----
   INDUSTRIAL GOODS
     & SERVICES                  16,000   Fuji Machine Manufacturing Co. Ltd. ..............       387,629    0.6
                                                                                                ----------   -----
   LEISURE, RECREATION
     & GAMING                    15,800   NAMCO Ltd. .......................................       460,556    0.7
                                                                                                ----------   -----
   OFFICE EQUIPMENT
     & SUPPLIES                  30,000   Ricoh Co. Ltd. ...................................       373,786    0.5
                                                                                                ----------   -----
   OIL & GAS-WHOLESALE          156,000   Cosmo Oil Co. Ltd. ...............................       237,561    0.3
                                                                                                ----------   -----
   PAPER &
     RELATED PRODUCTS            86,000   Nippon Paper Industries Co. ......................       338,653    0.5
                                                                                                ----------   -----
   PHARMACEUTICALS               21,000   Sankyo Co. Ltd. ..................................       476,461    0.7
                                                                                                ----------   -----
   PHOTOGRAPHY                   14,000   Fuji Photo Film Co. ..............................       538,374
                                  9,300   Noritsu Koki Co. Ltd. ............................       230,316
                                                                                                ----------   -----
                                                                                                   768,690    1.1
                                                                                                ----------   -----
   REAL ESTATE                   38,000   Mitsubishi Estate Co Ltd. ........................       415,010    0.6
                                                                                                ----------   -----
   RETAIL                         8,300   Family Mart Co. Ltd. .............................       298,752
                                  6,000   Ito Yokado Co. Ltd. ..............................       306,873
                                                                                                ----------   -----
                                                                                                   605,625    0.9
                                                                                                ----------   -----
   STEEL                        209,000   Nippon Steel Corp. ...............................       310,234    0.4
                                                                                                ----------   -----
   TELECOMMUNICATIONS                62   Nippon Telegraph & Telephone Corp. ...............       534,067    0.8
                                                                                                ----------   -----

                            INTERNATIONAL EQUITY FUND

         COUNTRY/                                                                                 VALUE  PERCENT OF
         INDUSTRY               SHARES                         SECURITY                         (NOTE 2) NET ASSETS
-------------------------------------------------------------------------------------------------------------------

EQUITIES (continued)
JAPAN (continued)
-----
   TRANSPORTATION               210,000   Mitsui O.S.K. Lines, Ltd.(b) .....................    $  292,337    0.4%
                                                                                                ----------   -----
   WHOLESALE &
     INTERNATIONAL TRADE         43,000   Mitsui & Co. .....................................       255,312    0.4
                                                                                                ----------   -----
                                          TOTAL JAPAN ......................................    10,805,686   15.9
                                                                                                ----------   -----
                                             (COST - $13,981,064)
NETHERLANDS
-----------
   BANKING                       21,485   ING Groep N.V. ...................................       905,088    1.3
                                                                                                ----------   -----
   ELECTRONICS                    6,339   Phillips Electronics N.V. ........................       380,235    0.6
                                                                                                ----------   -----
   FOOD PRODUCTS
     & SERVICES                  10,114   Unilever N.V. CVA ................................       623,635    0.9
                                                                                                ----------   -----
   OIL CO.-INTEGRATED            18,257   Royal Dutch Petroleum Co. ........................     1,002,356    1.5
                                                                                                ----------   -----
   PRINTING & PUBLISHING          5,587   Wolters Kluwer N.V. CVA ..........................       721,792    1.1
                                                                                                ----------   -----
   RETAIL                        18,416   Koninklijke Ahold N.V. ...........................       480,561    0.7
                                                                                                ----------   -----
                                          TOTAL NETHERLANDS ................................     4,113,667    6.1
                                                                                                ----------   -----
                                             (COST - $3,650,829)
NORWAY
------
   OILFIELD EQUIPMENT
     & SERVICES                  10,414   Transocean Offshore, Inc. ........................       459,097    0.7
                                                                                                ----------   -----
                                          TOTAL NORWAY .....................................       459,097    0.7
                                                                                                ----------   -----
                                             (COST - $602,114)
SPAIN
-----
   BANKING                       18,924   Banco Bilbao Vizcaya SA ..........................       612,112    0.9
                                                                                                ----------   -----
   OIL CO.-INTEGRATED            11,666   Repsol SA ........................................       497,515    0.8
                                                                                                ----------   -----
   TELECOMMUNICATIONS            19,774   Telefonica de Espana .............................       564,358    0.8
                                                                                                ----------   -----
   TOBACCO                        6,919   Tabacalera SA, Class A ...........................       560,637    0.8
                                                                                                ----------   -----
                                          TOTAL SPAIN ......................................     2,234,622    3.3
                                                                                                ----------   -----
                                             (COST - $2,045,195)

10

                            INTERNATIONAL EQUITY FUND

         COUNTRY/                                                                                 VALUE  PERCENT OF
         INDUSTRY               SHARES                         SECURITY                         (NOTE 2) NET ASSETS
-------------------------------------------------------------------------------------------------------------------

EQUITIES (continued)
SWEDEN
------
   AUTOMOTIVE PARTS              12,570   Autoliv, Inc. .....................................   $  409,528    0.6%
                                                                                                ----------   -----
   BANKING                      101,164   Nordbanken Holding AB(b) ..........................      572,480
                                 13,100   Svenska Handelsbanken, Class A ....................      453,212
                                                                                                ----------   -----
                                                                                                 1,025,692    1.5
                                                                                                ----------   -----
   FOREST PRODUCTS               22,471   Stora Kopparbergs Bergslags Aktiebolag, Class B ...      278,963    0.4
                                                                                                ----------   -----
   INSURANCE                     10,940   Skandia Forsakrings AB ............................      516,366    0.8
                                                                                                ----------   -----
   RETAIL                        14,691   Hennes & Mauritz AB, Class B ......................      648,048    1.0
                                                                                                ----------   -----
   TELECOMMUNICATIONS            15,143   Telelfonaktiebolaget L.M. Ericsson ................      569,698    0.8
                                                                                                ----------   -----
                                          TOTAL SWEDEN ......................................    3,448,295    5.1
                                                                                                ----------   -----
                                             (COST - $3,113,443)
SWITZERLAND
-----------
   BANKING                        4,847   Credit Suisse Group ...............................      751,034
                                    353   Union Bank of Switzerland, Bearer Shares ..........      511,148
                                                                                                ----------   -----
                                                                                                 1,262,182    1.8
                                                                                                ----------   -----
   FOOD PRODUCTS
     & SERVICES                     414   Nestle SA, Registered Shares ......................      621,333    0.9
                                                                                                ----------   -----
   INSURANCE                        316   Swiss Reinsurance .................................      591,897    0.9
                                                                                                ----------   -----
   PHARMACEUTICALS                  270   Ares-Serono Group SA ..............................      446,128
                                    931   Novartis AG, Registered Shares ....................    1,512,782
                                    156   Roche Holdings AG .................................    1,551,389
                                                                                                ----------   -----
                                                                                                 3,510,299    5.2
                                                                                                ----------   -----
                                          TOTAL SWITZERLAND .................................    5,985,711    8.8
                                                                                                ----------   -----
                                             (COST - $4,857,585)
UNITED KINGDOM
--------------
   AUTOMOTIVE PARTS              40,500   GKN PLC ...........................................      830,986    1.2
                                                                                                ----------   -----
   BANKING                       80,000   National Westminster Bank PLC .....................    1,332,118
                                 56,300   Standard Chartered PLC ............................      643,821
                                                                                                ----------   -----
                                                                                                 1,975,939    2.9
                                                                                                ----------   -----

                            INTERNATIONAL EQUITY FUND

         COUNTRY/                                                                                 VALUE  PERCENT OF
         INDUSTRY               SHARES                         SECURITY                         (NOTE 2) NET ASSETS
-------------------------------------------------------------------------------------------------------------------

EQUITIES (continued)
UNITED KINGDOM (continued)
--------------
   BEVERAGES                     97,121   Diageo PLC .........................................  $  892,501
                                 99,988   Scottish & Newcastle PLC ...........................   1,210,048
                                                                                                ----------   -----
                                                                                                 2,102,549    3.1%
                                                                                                ----------   -----
   DIVERSIFIED                  131,000   General Electric Co. PLC ...........................     860,036    1.3
                                                                                                ----------   -----
   INSURANCE                     69,956   Commercial Union PLC ...............................   1,033,650    1.5
                                                                                                ----------   -----
   LEISURE                       54,670   Granada Group PLC ..................................     842,871    1.2
                                                                                                ----------   -----
   METALS & MINING               42,000   Rio Tinto PLC ......................................     487,549    0.7
                                                                                                ----------   -----
   OIL CO.-INTEGRATED           123,298   British Petroleum Co. PLC ..........................   1,624,013    2.4
                                                                                                ----------   -----
   PHARMACEUTICALS              148,000   SmithKline Beecham PLC .............................   1,523,215    2.3
                                                                                                ----------   -----
   PRINTING & PUBLISHING         50,161   United News & Media PLC ............................     571,968    0.8
                                                                                                ----------   -----
   RETAIL                        71,000   Next PLC ...........................................     808,419    1.2
                                                                                                ----------   -----
   TELECOMMUNICATIONS           212,632   Vodafone Group PLC .................................   1,551,652    2.3
                                                                                                ----------   -----
   TOBACCO                       91,500   B.A.T. Industries PLC ..............................     834,824    1.2
                                                                                                ----------   -----
   TRANSPORTATION                54,539   British Airways PLC ................................     535,291    0.8
                                                                                                ----------   -----
   WATER UTILITY                 65,500   Thames Water PLC ...................................     981,820    1.5
                                                                                                ----------   -----
                                          TOTAL UNITED KINGDOM ...............................  16,564,782   24.4
                                                                                                ----------   -----
                                             (COST - $13,859,775)
                                          TOTAL EQUITIES .....................................  65,036,182   96.0
                                                                                                ----------   -----
                                             (COST - $61,386,048)

12

                            INTERNATIONAL EQUITY FUND

                             SHARES OR
         COUNTRY/            PRINCIPAL                                                            VALUE  PERCENT OF
         INDUSTRY             AMOUNT                           SECURITY                         (NOTE 2) NET ASSETS
-------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS
UNITED STATES                $3,287,796   The Bank of New York (Cayman)
-------------
                                            Time Deposit(c) ................................   $ 3,287,796    4.8%
                                                                                               -----------   -----
                                          TOTAL TIME DEPOSITS ..............................     3,287,796    4.8
                                                                                               -----------   -----
                                             (COST - $3,287,796)

                                          TOTAL INVESTMENTS ................................    68,323,978   100.8%
                                                                                               -----------   -----
                                             (COST - $64,673,844)(A)
                                          LIABILITIES IN EXCESS OF OTHER ASSETS ............      (556,608)  (0.8%)
                                                                                               -----------   -----
                                          NET ASSETS .......................................   $67,767,370   100.0%
                                                                                               -----------   -----

----------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $169,338 and by the amount of market to market adjustment for passive foreign investment companies of $456,737. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
        Unrealized appreciation .....................................................................  $8,341,775
        Unrealized depreciation .....................................................................  (5,317,716)
                                                                                                       -----------
        Net unrealized appreciation .................................................................  $3,024,059
                                                                                                       ===========
(b) Represents non-income producing security.
(c) Security serves as collateral in relation to the Fund's outstanding forward foreign exchange contract commitments.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1997

                            INTERNATIONAL EQUITY FUND

ASSETS:
   Investment in securities, at value (cost $64,673,844) ........................................   $68,323,978
   Cash .........................................................................................       114,505
   Interest and dividends receivable ............................................................        97,609
   Receivable for capital shares sold ...........................................................         4,455
   Foreign tax receivable .......................................................................        28,833
   Receivable for securities sold ...............................................................       953,872
   Deferred organization costs ..................................................................        12,094
   Unrealized appreciation on forward contracts .................................................        56,550
   Prepaid expenses .............................................................................         4,685
                                                                                                    -----------
     Total Assets ...............................................................................    69,596,581
                                                                                                    -----------
LIABILITIES:
   Foreign currency overdraft ...................................................................     1,313,869
   Payable for securities purchased .............................................................        70,875
   Dividends payable ............................................................................       210,404
   Unrealized depreciation on forward contracts .................................................         7,927
   Accrued expenses and other payables:
     Investment advisory fees ...................................................................        28,811
     Administration fees ........................................................................         9,783
     Custodian fees .............................................................................       130,910
     Legal and audit fees .......................................................................        29,210
     Accounting and transfer agent fees .........................................................         8,810
     Deferred trustee fees payable ..............................................................         5,750
     Other ......................................................................................        12,862
                                                                                                    -----------
        Total Liabilities .......................................................................     1,829,211
                                                                                                    -----------
Net Assets ......................................................................................   $67,767,370
                                                                                                    ===========
COMPUTATION OF NET ASSETS
   Net Assets:
     Institutional Class ........................................................................   $67,458,329
     Service Class ..............................................................................       309,041
                                                                                                    -----------
        Total ...................................................................................   $67,767,370
                                                                                                    -----------
   Shares of beneficial interest issued and outstanding:
     ($0.001 par value per share, unlimited number of shares authorized)
     Institutional Class ........................................................................     6,520,055
     Service Class ..............................................................................        29,868
                                                                                                    -----------
        Total ...................................................................................     6,549,923
                                                                                                    -----------
   Net Asset Value:
     Institutional Class - offering and redemption price per share ..............................   $     10.35
                                                                                                    ===========
     Service Class - redemption price per share .................................................   $     10.35
     Maximum sales charge                                                                                  5.00%
     Maximum offering price (Service Classes)
        (Net asset value of service class / (100% - Maximum SalesCharge)) .......................   $     10.89
                                                                                                    ===========
COMPOSITION OF NET ASSETS:
   Paid-in capital ..............................................................................   $65,675,154
   Distributions in excess of net investment income .............................................      (422,475)
   Accumulated undistributed net realized losses from investment
     and foreign currency transactions ..........................................................    (1,180,096)
   Net unrealized appreciation from investments and assets
     and liabilities denominated in foreign currencies ..........................................     3,694,787
                                                                                                    -----------
   Net Assets, December 31, 1997 ................................................................   $67,767,370
                                                                                                    ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                            INTERNATIONAL EQUITY FUND

INVESTMENT INCOME:
   Dividends (net of foreign withholding tax of $95,718) ........................................     $   562,281
   Interest .....................................................................................          89,682
                                                                                                      -----------
     Total Income ...............................................................................         651,963
                                                                                                      -----------
EXPENSES:
   Advisory fees ................................................................................         397,031
   Administration fees ..........................................................................          68,904
   Co-administration fee ........................................................................          18,430
   Shareholder services fees (Service Shares) ...................................................             144
   Distribution fees (Service Shares) ...........................................................           2,800
   Audit fees ...................................................................................          17,427
   Transfer agent fees ..........................................................................          38,629
   Fund accounting fees .........................................................................           4,538
   Custodian fees ...............................................................................         228,247
   Printing costs ...............................................................................          20,132
   Registration fees ............................................................................           5,875
   Legal fees ...................................................................................          19,496
   Trustee fees .................................................................................          10,403
   Amortization of organizational costs .........................................................           7,811
   Other expenses ...............................................................................           5,499
                                                                                                      -----------
Gross Expenses ..................................................................................         845,366
   Less: Fee waivers ............................................................................        (350,944)
                                                                                                      -----------
Net Expenses ....................................................................................         494,422
                                                                                                      -----------
Net Investment Income ...........................................................................         157,541
                                                                                                      -----------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investments and foreign currency transactions ..........................      (1,197,928)
Net change in unrealized appreciation (depreciation) from investments
   and assets and liabilities denominated in foreign currencies .................................      (1,687,823)
                                                                                                      -----------
Net Realized/Unrealized Losses from Investments and Foreign Currencies ..........................      (2,885,751)
                                                                                                      -----------
Net Decrease in Net Assets Resulting from Operations ............................................     $(2,728,210)
                                                                                                      ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                            INTERNATIONAL EQUITY FUND

                                                                                   FOR THE            FOR THE
                                                                                 YEAR ENDED         YEAR ENDED
                                                                              DECEMBER 31, 1997  DECEMBER 31, 1996
                                                                              -----------------  -----------------
From Investment Activities:
OPERATIONS:
   Net investment income (loss) .............................................   $    157,541         $  (18,907)
   Net realized gains (losses) from investments and
     foreign currency transactions ..........................................     (1,197,928)           492,258
   Net change in unrealized appreciation (depreciation) from
     investments and foreign currency transactions ..........................     (1,687,823)           741,037
                                                                                ------------        -----------
   Change in net assets resulting from operations ...........................     (2,728,210)         1,214,388
                                                                                ------------        -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Institutional Shares
     From net investment income .............................................       (156,823)                --
     In excess of net investment income .....................................        (52,622)                --
   Service Shares
     From net investment income .............................................           (718)                --
     In excess of net investment income .....................................           (241)                --
                                                                                ------------        -----------
   Change in net assets from shareholder distributions ......................       (210,404)                --
                                                                                ------------        -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ..............................................     22,751,521          8,010,945
   Proceeds from shares issued in connection with common trust
     fund conversion ........................................................     41,892,562                 --
   Cost of shares redeemed ..................................................    (15,447,327)        (3,626,499)
                                                                                ------------        -----------
   Change in net assets from share transactions .............................     49,196,756          4,384,446
                                                                                ------------        -----------
Change in net assets ........................................................     46,258,142          5,598,834
NET ASSETS:
   Beginning of year ........................................................     21,509,228         15,910,394
                                                                                ------------        -----------
   End of year ..............................................................   $ 67,767,370        $21,509,228
                                                                                ============        ===========

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     HSBC Mutual Funds Trust (the "Trust") was organized in Massachusetts on November 1, 1989 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company with multiple investment portfolios. The accompanying financial statements and notes relate only to the International Equity Fund ("the Fund"). The Fund offers two classes of shares: Institutional Shares and Service Shares. The Institutional Class is available to customers of financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit-sharing or other benefit plan for such customers or employees. The Service Class is available to all other investors. The Institutional Class Shares and Service Class Shares are identical in all respects except that Institutional Class Shares are not subject to a sales load or the imposition of any shareholder servicing fees or Rule 12b-1 fees.

     The Fund's investment objective is to provide investors with long-term capital appreciation by investing at least 80% of its total assets in equity securities (including American and European Depositary Receipts) issued by companies based outside of the United States. The balance of the Fund's assets will be invested in equity and debt securities of companies based in the United States and outside of the United States including bonds and money market instruments. The Fund may also use other investment practices to enhance return or to hedge against fluctuations in the value of portfolio securities.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION: Investments in securities are valued at the last quoted sale price as of the close of business on the day the valuation is made, or if a sale is not reported for that day, at the mean between closing bid and asked prices. Price information for listed securities is taken from the exchange where the securities are primarily traded. Investments in futures and related options, which are traded on commodities exchanges, are valued at their last sale price as of the close of such exchanges. Other securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term investments having maturities of 60 days or less are valued at amortized cost, which approximates market value.

     All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at the bid price of such currencies against the U.S. dollar's last quoted price by a major bank or broker. If such quotations are not available as of the close of the New York Stock Exchange, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

     FOREIGN CURRENCIES: Transactions denominated in foreign currencies are recorded at the prevailing rate of exchange as incurred or earned. Asset and liability accounts are adjusted to reflect the current rate at the end of each period. Such adjustments are recorded in net unrealized appreciation of other assets and liabilities denominated in foreign currencies. Net realized foreign currency gains or losses include exchange rate differences between trade date and settlement date for security purchases and sales, and between the date the Fund records income, expenses and other assets and liabilities and the date such assets and liabilities are received or paid. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. The Fund may enter into forward foreign currency exchange contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until settlement date.

     The Fund's custodian will place cash or liquid high grade debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign exchange contracts requiring the Fund to purchase foreign currency of foreign exchange contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. The fund had the following outstanding forward foreign currency exchange contracts as of December 31, 1997.

             FOREIGN           SETTLEMENT      CONTRACTED         VALUE AT         CURRENT      UNREALIZED
       CURRENCY CONTRACTS         DATE           AMOUNT        SETTLEMENT DATE      VALUE       GAIN/(LOSS)
      -------------------     ------------   -------------     ---------------     --------    -------------
      SALE CONTRACTS:
        Japanese Yen             01/05/98     $83,678,000         $700,000        $643,450        $56,550
        Japanese Yen             01/05/98       9,398,086           72,182          72,267            (85)
                                              -----------         --------        --------        -------
                                              $93,076,086         $772,182        $715,717        $56,465
                                              -----------         --------        --------        -------
      PURCHASE CONTRACTS:
        Japanese Yen             01/05/98     $83,678,000         $651,292        $643,450       $ (7,842)
                                              -----------         --------        --------        -------

     TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income, and net realized capital gains, if any, to its shareholders. Therefore, no provision is required for federal income tax. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.

     At December 31, 1997, the International Equity Fund had available $101,325 of capital loss carryforwards which, if not utilized, will expire in the year 2003.

     Capital and foreign currency losses incurred after October 31 for the Fund are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer such capital losses of $909,432 and foreign currency losses of $123,431 after October 31, 1997.

     DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     As of December 31, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital.

                                                                              ACCUMULATED UNDISTRIBUTED NET
                                              DISTRIBUTIONS IN EXCESS OF    REALIZED LOSSES FROM INVESTMENTS
                                                 NET INVESTMENT INCOME      AND FOREIGN CURRENCY TRANSACTIONS
                                              --------------------------    ---------------------------------
          International Equity Fund                    $(363,121)                        $363,121

     SECURITY TRANSACTIONS AND RELATED INCOME: Security transactions are recorded on trade date. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

     EXPENSE ALLOCATION: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on the basis of relative net assets or another appropriate basis.

     ORGANIZATIONAL COSTS: Costs incurred in connection with the organization of the Fund have been deferred and are being amortized on a straight-line basis over a five year period beginning on the date operations commenced.

3.   PORTFOLIO SECURITIES

     Purchases and sales of securities (excluding short-term securities) for the
     year  ended   December   31,  1997  were   $57,494,997   and   $49,259,831,
     respectively.

4.   RELATED PARTY TRANSACTIONS

     The Trust retains HSBC Asset Management Americas Inc. to act as Investment Advisor for the Fund. HSBC Asset Management Americas Inc. is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Advisor, HSBC Asset Management Americas Inc. furnishes investment guidance and policy direction in connection with the management of the portfolio of the Fund, subject to policies established by the Board of Trustees. As compensation for its services, HSBC Asset Management Americas Inc. is paid a monthly advisory fee at an annual rate of 0.90% of the Fund's average daily net assets. For the year ended December 31, 1997, HSBC Asset Management Americas Inc. earned advisory fees of $89,584, net of fee waivers of $307,447.

     The Adviser retains HSBC Asset Management Europe Ltd., HSBC Asset Management Hong Kong Ltd., HSBC Asset Management (Japan) and HSBC Asset Management Australia Ltd. to act as sub-advisors (the "Sub-Advisors") to the Fund. HSBC Asset Management Europe Ltd., HSBC Asset Management Hong Kong Ltd., HSBC Asset Management (Japan) and HSBC Asset Management
     Australia Ltd. are all investment advisory affiliates of HSBC Asset Management Americas Inc.

     Under its Sub-Advisory Contract with HSBC Asset Management Americas Inc., each Sub-Advisor will undertake at its own expense to furnish the Fund and HSBC Asset Management Americas Inc. with micro- and macroeconomics; research, advice and recommendations; and economic and statistical data with respect to the Fund's investments, subject to the overall review by HSBC Asset Management Americas Inc. and the Board of Trustees.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, is a subsidiary of The BISYS Group, Inc. BISYS, with whom certain officers of the Trust are affiliated, serves the Trust as distributor, administrator and transfer agent. Such officers are not paid any fees directly by the Fund for serving as officers of the Trust. Effective July 1, 1997, BISYS also became the fund accountant for the Fund. These services were previously provided by State Street Bank and Trust Company.

     Also effective July 1, 1997, Bank of New York became the custodian for the Fund. These services were also previously provided by State Street Bank and Trust Company.

     In accordance with the terms of the Management and Administration Agreement and Fund Accounting Agreement, BISYS is paid a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets. For the year ended December 31, 1997, BISYS earned $46,781 in administrative services fees, net of fee waivers of $22,123.

     HSBC Asset Management Americas Inc. earned co-administration/shareholder servicer assistance fees of up to 0.07% of the Fund's average net assets totaling $18,574 from the Fund for the year ended December 31, 1997, all of which was waived.

     The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act with respect to Service Shares of the Fund. The Service Class Plan provides for a monthly payment by the Fund to BISYS for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% of the Fund's average net assets. The Fund incurred expenses totaling $2,800 with regard to the Plan for the year ended December 31, 1997, all of which was waived. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended

     December 31, 1997, BISYS received $68 from commissions earned on sales of shares of the Fund, all of which was reallowed to affiliated broker/dealers of the Fund.

     The Fund may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles record-keeping and provides certain administration services for its customers who invest in the Fund through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments for the performance of its service under the Service Agreement. The payments from the Fund on an annual basis will not exceed 0.35% of the average value of the Funds' shares held in the subaccounts of the Service Organizations. For the year ended December 31, 1997, the Fund did not participate in any Service Agreements.

     A partner of Baker & McKenzie, legal counsel to the Trust, serves as Secretary of the Trust. For the year ended December 31, 1997 the Fund incurred legal fees of $19,496.

5.   CAPITAL SHARE TRANSACTIONS

     Transactions in capital shares for the Fund were as follows:

                                                     FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                      DECEMBER 31, 1997                     DECEMBER 31, 1996
                                                  --------------------------           --------------------------
                                                    AMOUNT         SHARES                AMOUNT           SHARES
                                                  ------------    ----------           -----------       --------
     SERVICE CLASS SHARES:
     Shares issued                                $     18,757         1,663           $    63,618          6,253
     Shares redeemed                                  (113,007)      (10,373)             (344,943)       (33,612)
                                                  ------------    ----------           -----------       --------
     Net decrease                                 $    (94,250)       (8,710)          $  (281,325)       (27,359)
                                                  ============    ==========           ===========       ========
     INSTITUTIONAL CLASS SHARES:
     Shares issued                                $ 22,732,764     2,100,838           $ 7,947,327        782,738
     Shares issued in common trust
       fund conversion                              41,892,562     3,815,352                    --             --
     Shares redeemed                               (15,334,320)   (1,384,639)           (3,281,556)      (322,329)
                                                  ------------    ----------           -----------       --------
     Net increase                                 $ 49,291,006     4,531,551           $ 4,665,771        460,409
                                                  ============    ==========           ===========       ========

6.   COMMON TRUST FUND CONVERSION

     On September 2, 1997, the Fund issued Institutional shares in a tax-free conversion to acquire the assets and liabilities of the Diversified International Equity Fund of Marine Midland Bank. The following is a summary of the shares issued, net assets acquired, net asset value per share and unrealized appreciation on the investments transferred as of the date transferred:

                                                                                 NET ASSET       UNREALIZED
                                               SHARES           NET ASSETS         VALUE        APPRECIATION
                                              ---------         -----------      ---------      -------------
     International Equity Fund                3,815,352         $41,892,562        $10.98        $3,820,904

     The net assets of the Fund prior to the conversion were $36,660,474.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR AND PERIODS INDICATED

                         HSBC INTERNATIONAL EQUITY FUND

                                                          SERVICE CLASS SHARES
                             ----------------------------------------------------------------------------
                                   FOR THE            FOR THE             FOR THE         FOR THE PERIOD
                                 YEAR ENDED         YEAR ENDED           YEAR ENDED    APRIL 25, 1994(A) TO
                              DECEMBER 31, 1997  DECEMBER 31, 1996   DECEMBER 31, 1995  DECEMBER 31, 1994
                              -----------------  -----------------   -----------------  -----------------
Net Asset Value,
   Beginning of Period ......      $ 10.60            $   9.97           $ 9.55              $ 10.00
                                   -------            --------           ------              -------
Investment Activities**
   Net investment income ....         0.06               (0.02)           (0.07)               --
   Net realized and unrealized
     gains (losses) .........        (0.28)               0.65             0.49                (0.43)
                                   -------            --------           ------              -------
   Total from Investment
     Activities .............        (0.22)               0.63             0.42                (0.43)
                                   -------            --------           ------              -------
Distributions
   From net investment
     income .................        (0.03)                 --               --                   --
   In excess of net investment
     income .................           --                  --               --                (0.02)
                                   -------            --------           ------              -------
Total Distributions .........        (0.03)                 --               --                (0.02)
                                   -------            --------           ------              -------
Net Asset Value,
   End of Period ............      $ 10.35             $ 10.60           $ 9.97              $  9.55
                                   -------            --------           ------              -------
Total Return(b) .............        (2.06)%              6.32%            4.40%               (4.30)%(d)
Ratios/Supplemental Data:
   Net Assets at end of
     period (000) ...........      $   309             $   409           $  658              $16,819
   Ratio of expenses to
     average net assets .....         1.17%               2.10%            1.98%                2.16%(c)
   Ratio of net investment
     income to average
     net assets .............         0.54%              (0.19)%          (1.01)%              (0.04)%(c)
   Ratio of expenses to
     average net assets* ....         2.19%               2.94%            3.66%                2.50%(c)
   Ratio of net investment
     income (loss) to average
     net assets* ............        (0.48)%             (1.03)%          (2.69)%              (0.39)%(c)
   Average commission rate
     paid(f) ................      $0.0321             $0.0006               --                   --
   Portfolio turnover rate(e)       112.54%              77.91%           90.31%               29.37%(d)


                                                INSTITUTIONAL CLASS SHARES
                                -------------------------------------------------------
                                      FOR THE            FOR THE       FOR THE PERIOD
                                     YEAR ENDED        YEAR ENDED    MARCH 1, 1995(A) TO
                                DECEMBER 31, 1997  DECEMBER 31, 1996  DECEMBER 31, 1995
                                -----------------  -----------------  -----------------
Net Asset Value,
   Beginning of Period ......        $ 10.61             $ 9.98              $  8.81
                                     -------             ------              -------
Investment Activities**
   Net investment income ....           0.04              (0.01)               (0.03)
   Net realized and unrealized
     gains (losses) .........          (0.27)              0.64                 1.20
                                     -------             ------              -------
   Total from Investment
     Activities .............          (0.23)              0.63                 1.17
                                     -------             ------              -------
Distributions
   From net investment
     income .................          (0.02)                --                   --
   In excess of net investment
     income .................          (0.01)                --                   --
                                     -------             ------              -------
Total Distributions .........          (0.03)                --                   --
                                     -------             ------              -------
Net Asset Value,
   End of Period ............        $ 10.35             $10.61              $  9.98
                                     -------             ------              -------
Total Return(b) .............          (2.15)%             6.31%               13.28%(d)
Ratios/Supplemental Data:
   Net Assets at end of
     period (000) ...........        $67,458            $21,100              $15,253
   Ratio of expenses to
     average net assets .....           1.12%              2.04%                2.62%(c)
   Ratio of net investment
     income to average
     net assets .............           0.35%              (0.10)%             (0.34)%(c)
   Ratio of expenses to
     average net assets* ....           1.91%              2.89%                3.12%(c)
   Ratio of net investment
     income (loss) to average
     net assets* ............          (0.44)%            (0.95)%              (0.84)%(c)
   Average commission rate
     paid(f) ................        $0.0321            $0.0006                   --
   Portfolio turnover rate(e)         112.54%             77.91%               90.31%(d)

----------------------------
 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**  Based on average shares outstanding
(a) Commencement of operations.
(b) Excludes sales charge.
(c) Annualized.
(d) Not annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged. Disclosure is not required for periods prior to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



To the Shareholders and Board of Trustees
HSBC Mutual Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the International Equity Fund (one of the portfolios comprising HSBC Mutual Funds Trust) as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



                                                           /S/ ERNST & YOUNG LLP

New York, New York
February 13, 1998

HSBC[SERVICE MARK] MUTUAL FUNDS TRUST
3435 Stelzer Road
Columbus,Ohio 43219

INFORMATION:
(800) 634-2536

INVESTMENT ADVISER
HSBC Asset Management Americas Inc.
140 Broadway (6th Floor)
New York, New York 10005-1180

DISTRIBUTOR, ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

LEGAL COUNSEL
Baker & McKenzie
805 Third Avenue
New York, New York 10022

This report is for the information of the shareholders of HSBC Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates.In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.

                                                                            2/98